UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2015

FIVE BELOW, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street

Suite 2000

Philadelphia, PA 19103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 546-7909

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of a New Director

On December 3, 2015, the Board of Directors (the “Board”) of Five Below, Inc. (the “Company”) appointed Daniel J. Kaufman as a Class III director, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), effective immediately, to fill the vacancy created by the resignation of David Schlessinger. Subject to his nomination and election at the 2016 annual meeting of shareholders, Mr. Kaufman will serve the remainder of the Class III term which expires at the 2018 annual meeting of shareholders. The Board also appointed Mr. Kaufman to be a member of both the Audit Committee and the Nominating Committee.

The Board determined that Mr. Kaufman qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the applicable listing standards of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). Mr. Kaufman also satisfies the other requirements for Audit Committee members under the rules and regulations of the SEC and the Nasdaq Rules.

Mr. Kaufman will be entitled to compensation under the Company’s Compensation Policy for Non-Employee Directors. Mr. Kaufman has no arrangement or understanding with any other persons pursuant to which he was selected as a director. There are no transactions in which Mr. Kaufman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Resignation of Director

On December 3, 2015, David Schlessinger resigned as both a member of the Board and as Chairman Emeritus. The resignation was not a result of any disagreement with the Company.

Item 8.01	Other Events.

On December 3, 2015, the Company issued a press release announcing the resignation of David Schlessinger from the Board and a press release announcing the appointment of Daniel J. Kaufman to the Board. A copy of each press release is attached hereto as Exhibits 99.1 and 99.2, respectively, and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated December 3, 2015 announcing the resignation of David Schlessinger.

99.2	Press Release dated December 3, 2015 announcing the appointment of Daniel J. Kaufman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2015	By:	/s/ Kenneth R. Bull
		Name:	Kenneth R. Bull
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 3, 2015 announcing the resignation of David Schlessinger.

99.2	Press Release dated December 3, 2015 announcing the appointment of Daniel J. Kaufman.